                                                                   EXHIBIT 10.12

                                                               WARRANT NO. _____

                          WARRANT TO PURCHASE SHARES
                              OF PREFERRED STOCK
                           OF NETIVATION.COM, INC.

                Warrant to Purchase ___________________ Shares
                  (subject to adjustment as set forth herein)

                        Exercise Price $1.25 Per Share
                  (subject to adjustment as set forth herein)

      VOID AFTER 3:00 P.M., COEUR D'ALENE, IDAHO, TIME, January 31, 2005


THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION FILED IN ACCORDANCE WITH THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

Netivation.com, Inc., 7950 Meadowlark Way, Coeur d'Alene, Idaho 83815, (the "Company"), hereby certifies that, for value received, ___________________, (who, together with any subsequent holder of the Warrant, is referred to as the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time before 3:00 p.m., Coeur d'Alene, Idaho time, on January 31, 2005 ("Expiration Date"), up to ________________________
shares of the Company's $.01 par value 8% Convertible Preferred Stock (the "Shares") at a purchase price of $1.25 per Share (the "Exercise Price").

  The term "Warrant" as used herein shall include this Warrant and any Warrants issued in substitution for or replacement of this Warrant, or any Warrants into which this Warrant may be divided or exchanged. The number and character of the securities purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment as provided below. The Shares, as adjusted, purchasable upon the exercise of this Warrant are hereinafter referred to as "Warrant Security" in the singular and "Warrant Securities" in the plural, and, except as otherwise provided herein, shall be as described in the Company's Private Placement Memorandum dated August 17, 1998, as supplemented, ("Initial Offering Date").

  This Warrant may be assigned, transferred, sold, offered for sale, or exercised, in whole or in part, by the Holder upon compliance with all the pertinent provisions hereof.

1. Exercise of Warrant.
   -------------------

   (a) Subject to the other terms and conditions of this Warrant, the purchase rights evidenced by this Warrant may be exercised in whole or in part at any time, and from time to time before the Expiration Date, by the Holder's presentation and surrender of this Warrant to the Company at its principal office or at the office of the Company's stock transfer agent, if any, accompanied by a duly executed Notice of Exercise, in the form attached to and by this reference incorporated in this Warrant as Exhibit A, and by payment of the aggregate Exercise Price, in immediately available funds, for that number of Warrant Securities specified in the Notice of Exercise. In the event this Warrant is exercised in part only, as soon as is practicable after the presentation and surrender of this Warrant to the Company for exercise, the Company shall execute and deliver to the Holder a new Warrant, containing the same terms and conditions as this Warrant, evidencing the right of the Holder to purchase that number of Warrant Securities as to which this Warrant has not been exercised.

   (b) Upon receipt of this Warrant by the Company as described in subsection
       (a) above, the Holder shall be deemed to be the holder of record of the Warrant Securities issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Warrant Securities may not have been prepared or actually delivered to the Holder.

2. Exchange, Assignment or Loss of Warrant.
   ---------------------------------------

   (a) This Warrant may be sold, transferred or assigned at any time, in whole or in part, if (i) the transfer is by operation of law as a result of the death of any Holder to whom all or a portion of this Warrant may be transferred, (ii) the transfer is to any successor of the Holder's business and (iii) to such other persons for which transaction an exemption from the registration requirements of the Act can be established to the satisfaction of the Company. All sales, transfers, assignments or hypothecations of this Warrant must be in compliance with
       Section 8 hereof. Any assignment or transfer of this Warrant shall be made by the presentation and surrender of this Warrant to the Company at its principal office or the office of its transfer agent, if any, accompanied by a duly executed Assignment Form, in the form attached to and by this reference incorporated in this Warrant as Exhibit B. Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder or Holders a new Warrant or Warrants, containing the same terms and conditions as this Warrant, in the name of the new Holder or Holders as named in the Assignment Form, and this Warrant shall at that time be canceled.

   (b) This Warrant, alone or with other Warrants containing the same terms and conditions and owned by the same Holder, is exchangeable at the option of the Holder but at the Company's sole expense, at any time prior to its expiration either by its terms or by its exercise in full upon presentation and surrender to the Company at its principal office or at the office of its transfer agent, if any, for another Warrant or other Warrants, of different denominations but containing the same terms and conditions as this Warrant, entitling the Holder to purchase the same aggregate number of Warrant Securities that were purchasable pursuant to the Warrant or Warrants presented and surrendered. At the time of presentation and surrender by the Holder to the Company, the Holder also shall deliver to the Company a written notice, signed by the Holder, specifying the denominations in which new Warrants are to be issued to the Holder.

   (c) The Company will execute and deliver to the Holder a new Warrant containing the same terms and conditions as this Warrant upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, provided that (i) in the case of loss, theft, or destruction, the Company receives from the Holder a reasonably satisfactory indemnification, and (ii) in the case of mutilation, the Holder presents and surrenders this Warrant to the Company for cancellation. Any new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company regardless of whether the Warrant that was lost, stolen, destroyed, or mutilated shall be enforceable by anyone at any time.

   (d) If the 8% Convertible Preferred Stock of the Company is converted to $.01 par value common stock of the Company upon the occurrence of either of the following events: (1) the Company closes an initial public offering of its Common Stock (an "IPO"); or (2) the majority of the shares of stock of the Company entitled to vote are acquired by any one individual or entity or any group of related individuals or entities, whether by purchase, merger, share exchange, or otherwise, including by operation of law, then the securities underlying this Warrant shall automatically convert to $.01 par value common stock of the Company on the same terms as the above occurrences.

3. Anti-Dilution Provisions.
   ------------------------

   3.1    Stock Splits, Dividends, Etc.
          ----------------------------

          (a) If the Company shall at any time subdivide its outstanding shares of Preferred Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Preferred Stock to its stockholders, the number of shares of Preferred Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Preferred Stock by recapitalization, reclassification or combination thereof, the number of shares of Preferred Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

          (b) Whenever the number of shares of Preferred Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Preferred Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Preferred Stock so purchasable immediately thereafter.

     3.2  Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of
          ---------------------------------------------------------
          any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

     3.3  Certificate as to Adjustments.  In each case of an adjustment in the
          -----------------------------
          number of shares of Preferred Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to each Holder. The failure to prepare or provide such certificate shall not modify the rights of any party hereunder.

     3.4  Notices of Record Date, Etc.  In case:
          ---------------------------

          (a) the Company shall take a record of the holders of its Preferred Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Preferred Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Preferred Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

     3.5  Threshold for Adjustments.  Anything in this section to the contrary
          -------------------------
          notwithstanding, the Company shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to Subsection 6.1.2 shall have required a change of the Exercise Price by at least $.01, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $.01, such full change in the Exercise Price shall thereupon be given effect. No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Company.

  4. Reservation of Warrant Securities.  The Company hereby agrees that at all
     ---------------------------------
     times prior to the Expiration Date, it will have authorized and will reserve and keep available for issuance and delivery to the Holder that number of Warrant Securities that may be required from time to time for issuance and delivery upon the exercise of the then unexercised portion of this Warrant and all other similar Warrants then outstanding and unexercised and upon the exercise of any Warrant Securities.

  5.  Registration Under the Securities Act of 1933.
      ---------------------------------------------

     (a) If at any time following the Company's IPO and prior to the Expiration Date, the Company files a registration statement with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), or pursuant to any other act passed after the date of this Agreement, which filing provides for the sale of securities by the Company to the public, or files a Regulation A Offering Statement under the Act, the Company shall offer to the Holder or Holders of this Warrant and the holders of any Warrant Securities the opportunity to register the Warrant Securities at the Company's sole expense; provided, however, that in the case of a Regulation A offering, the opportunity to qualify shall be limited to the amount of the available exemption after taking into account the securities that the Company wishes to qualify. Notwithstanding anything to the contrary, this subsection (a) shall not be applicable to a registration statement on Forms S-4, S-8 or their successors or any other inappropriate forms filed by the Company with the United States Securities and Exchange Commission.

       The Company shall deliver written notice to the Holder or Holders of this Warrant and holders of the Warrant Securities of its intention to file a registration statement (other than in connection with the Company's IPO) or Regulation A Offering Statement under the Act at least 30 days prior to the filing of such registration statement or offering statement, and the holders of Warrant Securities shall have 20 days thereafter to request in writing that the Company register the Warrant Securities, in accordance with this subsection (a). Upon the delivery of such a written request within the specified time, the Company shall be obligated to include in its contemplated registration statement or offering statement all information necessary or advisable to register the Warrant Securities for a public offering, if the Company does file the contemplated registration statement or offering statement; provided, however, that neither the delivery of the notice by the Company nor the delivery of a request by a holder of Warrant Securities shall in any way obligate the Company to file a registration statement or offering statement. Furthermore, notwithstanding the filing of a registration statement or offering statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates.

       The Company shall comply with the requirements of this subsection (a) and the related requirements of subsection (g) at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering. However, this expense shall not include the portion of any underwriting commissions, transfer taxes and the underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Warrant Securities, all of which expenses shall be borne by the holders of the Warrant Securities registered.

  (b) In the event that the Company registers the Warrant Securities pursuant to subsection (a) above, the Company shall include in the registration statement, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Warrant Securities. As used in subsection (a) of this Section 7, reference to the Company's securities shall include, but not be limited to, any class or type of the Company's securities or the securities of any of the Company's subsidiaries or affiliates.

   (c) In addition to the registration rights described in subsection (a) above, upon the written request of any Holder of this Warrant or any combination of Holders of this Warrant and such holders of Warrant Securities, if they hold in the aggregate, unexercised Warrants plus issued and outstanding Warrant Securities equal to a majority of the total of (i) all Warrant Securities issued and outstanding as a result of the exercise of the Warrant and (ii) all Warrant Securities that may at any time be purchased by exercising the unexercised portion of the Warrants, the Company, as promptly as possible after delivery of such request, shall cooperate with the requesting Holder or holder in preparing and signing any registration statement or offering statement that the Holder or holder may desire to file in order to sell or transfer the Warrant Securities. Within ten (10) days after the delivery of the written request described above, the Company shall deliver written notice to all other Holders of this Warrant and holders of Warrant Securities, if any, advising them that the Company is proceeding with a registration statement or offering statement and that their Warrant Securities will be included therein if they so desire and agree to pay their pro rata share of the cost of registration or qualification and provided that the Holder or holder delivers written notice to the Company of their desire to be included and their agreement to pay their pro rata share of the cost within thirty (30) days after the delivery of the Company's notice to them. The Company will supply all information necessary or advisable for any such registration statements or offering statements; provided, however, that all the costs and expenses of such registration statements or offering statements shall be borne, in a manner proportionate to the number of securities for which they indicate a desire to register, by the Holders of this Warrant and the holders of Warrant Securities who seek the registration of their Warrant Securities. In determining the amount of costs and expenses to be borne by those holders, the only costs and expenses of the Company to be included are the additional costs and expenses that would not have otherwise been incurred by the Company if those Holders or holders had not desired to file a registration statement or offering statement. As an example, and without limitation, audit fees would not be charged to those Holders or holders if or to the extent that the Company would have incurred the same audit fees for its year-end or other use in the absence of the registration statement or offering statement. The holders responsible for the costs and expenses shall reimburse the Company for those reimbursable costs and expenses reasonably incurred by the Company within thirty (30) days after the initial effective date of the registration statement at issue.

       No other securities of the Company of any type shall be included in, be the subject of, or be publicly offered pursuant to any registration statement or offering statement filed within one hundred eighty (180) days following the latest effective date of any registration statement or offering statement filed pursuant to this subsection (c) unless (i) the Company obtains the prior written consent of the Holder upon such terms and conditions as the Holder may deem desirable, and (ii) the owners or holders of those other securities, including, without limitation, the Company, agree to bear an equitable portion, acceptable to the Holder of the costs and expenses of the registration statement or offering statement filed pursuant to this subsection (c).

   (d) As to each registration statement or offering statement, the Company's obligations contained in this Section 7 shall be conditioned upon a timely receipt by the Company in writing of the following:

        (i) Information as to the terms of the contemplated public offering furnished by and on behalf of each Holder or holder intending to make a public distribution of the Warrant, Warrant Securities or Warrant Securities underlying the unexercised portion of the Warrant; and

        (ii) Such other information as the Company may reasonably require from such Holders or holders, or any underwriter for any of them, for inclusion in the registration statement or offering statement.

   (e) In each instance in which the Company shall take any action to register or qualify the Warrant, Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant, if any, pursuant to this Section 7, the Company shall do the following:

        (i) supply to EBI Securities Corporation, or any successor or assign, as the representative of the Holders of the Warrant and the holders of Warrant Securities whose Warrant Securities are being registered or qualified, two (2) manually signed copies of each registration statement or offering statement, and all amendments thereto, and a reasonable number of copies of the preliminary, final or other prospectus or offering circular, all prepared in conformity with the requirements of the Act and the rules and regulations promulgated thereunder, and such other documents as EBI Securities Corporation shall reasonably request;

        (ii) cooperate with respect to (A) all necessary or advisable actions relating to the preparation and the filing of any registration statements or offering statements, and all amendments thereto, arising from the provisions of this Section 7, (B) all reasonable efforts to establish an exemption from the provisions of the Act or any other federal or state securities statutes, (C) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holders of the Warrant or holders of Warrant Securities shall reasonably request, and (D) all other necessary or advisable actions to enable the Holders of the Warrant and holders of the Warrant Securities to complete the contemplated disposition of their securities in each reasonably requested jurisdiction;

        (iii) keep all registration statements or offering statements to which this Section 7 applies, and all amendments thereto, effective under the Act for a period of at least nine (9) months after their initial effective date and cooperate with respect to all necessary or advisable actions to permit the completion of the public sale or other disposition of the securities subject to a registration statement or offering statement; and

        (iv) indemnify and hold harmless each Holder of the Warrant, each holder of Warrant Securities, and each underwriter within the meaning of the Act for each such Holder or holder, from and against all losses, claims, damages, and liabilities, including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, defending or settling any claim, arising from or relating to (A) any untrue or alleged untrue statement of a material fact contained in any registration statement or offering statement to which this Section 7 applies, or (B) any omission or alleged omission to state a material fact necessary to make the statements contained in a registration statement or offering statement to which this Section 7 applies not misleading; provided, however, that the indemnification contained in this provision (iv) shall not apply if the untrue statement or omission, or alleged untrue statement or omission, was the result of information furnished in writing to the Company by the Holder, holder or underwriter seeking indemnification expressly for use in the registration statement or offering statement at issue. To the extent that the indemnification contained in this provision applies, the Company also shall indemnify and hold harmless each officer, director, employee, controlling person or agent of an indemnified Holder, holder or underwriter.

   (f) In each instance in which pursuant to this Section 7 the Company shall take any action to register the Warrant Securities, prior to the effective date of any registration statement or offering statement, the Company and each Holder or holder of Warrants or Warrant Securities being registered or qualified shall enter into reciprocal indemnification agreements, in the form customarily used by reputable investment bankers with respect to public offerings of securities, containing substantially the same terms as described in subsection (e)(iv) above. These indemnification agreements also shall contain an agreement by the Holder or shareholder at issue to indemnify and hold harmless the Company, its officers, directors from and against any and all losses, claims, damages and liabilities, including, but not limited to, all expenses reasonably incurred in investigating, preparing, defending or settling any claim, directly resulting from any untrue statements of material facts, or omissions to state a material fact necessary to make a statement not misleading, contained in a registration statement or offering statement to which this Section 7 applies, if, and only if, the untrue statement or omission directly resulted from information provided in writing to the Company by the indemnifying Holder or shareholder expressly for use in the registration statement or offering statement at issue.

   (g) The term "Majority Holder" as used in this Section 7 shall include any Holder, any holder of Warrant Securities, or any combination of Holders and such holders of

       Warrant Securities, if they hold, in the aggregate, unexercised Warrants plus issued and outstanding Warrant Securities equal to more than 50% of the total of (i) all Warrant Securities issued and outstanding as a result of the exercise of the Warrant, and (ii) all Warrant Securities that may at that time be purchased by exercising the unexercised portion of the Warrant. For purposes hereof, a Warrant entitling the Holder to purchase more than one Warrant Security shall be deemed to hold Warrants equal to the number of Warrant Securities which may be acquired pursuant to any such Warrant.

   (h) For purposes of subsection (e)(i) above, by the receipt of this Warrant or any Warrant Securities, all Holders and all holders of Warrant Securities acknowledge and agree that EBI Securities Corporation is and shall be their representative.

   (i) In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right (the "Conversion Right") at any time prior to Expiration Date to convert the Warrant evidenced by a certificate or any portion thereof into Shares as provided in this Section 7 (i) at any time or from time to time prior to its expiration.

          (a) Upon exercise of the Conversion Right with respect to a particular number of Shares (the "Converted Shares"), the Company shall deliver to the Holder, without payment by the Holder of any Exercise Price or any cash or other consideration, that number of Converted Shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined herein) of the Converted Shares by the Current Market Price (as defined below) of a single Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Shares shall be determined by subtracting the aggregate Exercise Price of the Converted Shares from the aggregate Current Market Price of the Converted Shares on the Conversion Date. No fractional securities shall be issuable upon exercise of the conversion right, and if the number of securities to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the Current Market Price of the resulting fractional share.

          (b) The conversion right may be exercised by the Holder by the surrender of the Warrant Certificate at the principal office of the Company or at the office of the Company's stock transfer agent, if any, together with completed Exhibit C that the Holder thereby intends to exercise the conversion right and indicating the number of Shares subject to the Warrants which are being surrendered in exercise of the conversion right. Such conversion shall be effective upon receipt by the company of this Warrant, or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date. Certificates for the

               Converted Shares issuable upon exercise of this conversion right, together with a check in payment of any fractional Converted Share and, in the case of a partial exercise a new Warrant evidencing the Warrant Securities remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within seven (7) days following the Conversion Date.

          (c)  The Current Market Price shall be determined as follows:

                    (i) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the NASDAQ National Market or the NASDAQ Small Cap Market, the Current Market Price shall be the average of the reported sale price of that security on such exchange or system for twenty (20) consecutive trading days commencing twenty-one (21) trading days before such Conversion Date as defined above; calculated; or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

                    (ii) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges, the Current Market Price shall be the last reported sale price of that security on the OTC Bulletin Board on the day for which the Current Market Price is to be calculated; or if no such sale is made on such day, the average of the last reported highest bid and lowest asked prices quoted on the OTC Bulletin Board on the last business day on such day; or

                    (iii) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the Current Market Price shall be determined in such reasonable manner as may be prescribed from time to time in good faith by the Board of Directors of the Company and subject to dispute resolution pursuant to Section 15 hereof.

   (j) The Company's obligations described in this Section 7 shall continue in full force and effect regardless of the exercise, surrender, cancellation or expiration of this Warrant.

8. Transfer to Comply With the Securities Act of 1933.
   --------------------------------------------------

   (a) This Warrant, the Warrant Securities, and all other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Act, and except in compliance with all applicable state securities statutes.

    (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Securities, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Act, for distribution to the public pursuant to Section 7 above:

          "The securities represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are 'restricted securities' as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

9.  Lock-Up.  The Holder agrees not to sell or otherwise transfer or dispose of
    -------
    all or any part of this Warrant or the Warrant Securities for a period of time ending at the earliest of:

    (i) the date that the holders of the 8% Convertible Preferred Stock (sold pursuant to a private placement memorandum dated August 17, 1998) as an entire group can publicly sell their shares; or

    (ii) twelve (12) months following the date of the prospectus relating to the IPO.

    Holder further agrees that the Company may impose stop-transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Warrants or Warrant Securities held by the undersigned in compliance with the foregoing restrictions.

10. Fractional Shares.  No fractional shares or scrip representing fractional
    -----------------
    shares shall be issued upon the exercise of all or any part of this Warrant. With respect to any fraction of a share of any security called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in money equal to that fraction multiplied by the current market value of that share. The current market value shall be determined as follows:

       (i) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or listed on the National Association of Securities Dealers National Market System, the current value shall be the last reported sale price of that security on such exchange or system on the last business day prior to the date of the applicable exercise of this Warrant or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

       (ii) if the security at issue is not so listed or admitted to unlisted trading privileges, the current market value shall be the average of the last reported highest bid and lowest asked prices quoted on the National Association of Securities Dealers Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day of the applicable exercise of this Warrant; or

       (iii) if the security at issue is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the arbitration procedure as described in
             Section 15 below if a Holder delivers written notice to the Company of an objection within thirty (30) days after the Board's decision.

  11. Rights of the Holder.  The Holder shall not be entitled to any rights as a
      --------------------
      shareholder in the Company by reason of this Warrant, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company.

  12. Charges Due Upon Exercise.  The Company shall pay any and all issue or
      -------------------------
      transfer taxes, including, but not limited to, all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Warrant Securities upon the exercise of this Warrant.

  13. Warrant Securities to be Fully Paid.  The Company covenants that all
      -----------------------------------
      Warrant Securities that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant will be, upon such delivery, validly and duly issued, fully paid and nonassessable.

  14. Notices.  All notices, certificates, requests, or other similar items
      -------
      provided for in this Warrant shall be in writing and shall be personally delivered or deposited in the United States mail, postage prepaid, addressed to the respective party as indicated in the portions of this Warrant preceding Section 1. All notices shall be deemed to be delivered upon personal delivery or upon the expiration of three (3) business days following deposit in the United States mail, postage prepaid. The addresses of the parties may be changed, and addresses of other Holders and holders of Warrant Securities may be specified, by written notice delivered pursuant to this Section 14. The Company's principal office shall be deemed to be the address provided pursuant to this Section for the delivery of notices to the Company.

  15. Applicable Law.  This Warrant shall be governed by and construed in
      --------------
      accordance with the laws of the State of Idaho, and courts located in Idaho shall have exclusive jurisdiction over all disputes arising hereunder except as provided in Section 15 hereof.

  16. Dispute Resolution.  The parties shall attempt in good faith to resolve
      ------------------
      any controversy or claim arising out of or relating to this Warrant, or the breach, termination, or validity thereof (a "Dispute") promptly by negotiation between the parties. If a Dispute has not been resolved within thirty (30) days by negotiation, the parties shall attempt to mediate the Dispute through the selection of a mutually agreeable mediator who shall conduct such mediation in confidence. If a Dispute is not resolved by mediation, then the Dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and governed by the United States Arbitration Act, 9 U.S.C. (S)(S) 1-16, except as otherwise provided herein. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Coeur d'Alene, Idaho. Each party shall be responsible for his own attorney fees incurred during any phase of dispute resolution. The arbitrator shall apply the law to the dispute in the same manner as a judge as though the dispute was before a court of law of the State of Idaho. The arbitrator shall have the authority to award any remedy or relief that a court of the State of Idaho could order or grant, including, without limitation, specific performance of any obligation created under the Agreement, the issuance of an injunction, or the imposition of sanctions for abuse or frustration of the arbitration process. Notwithstanding the foregoing, the arbitrator shall not have authority to award punitive damages. The parties shall take all reasonable steps necessary to conduct a hearing no later than forty-five (45) days after submission of the matter to arbitration. The arbitrator shall render his decision within fifteen (15) days after the close of the arbitration hearing. The arbitration award shall be in writing and shall specify the factual and legal bases for the award.

17.  Miscellaneous Provisions.
     ------------------------

     (a) Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Warrant Securities and the exercise of this Warrant in full shall not terminate the provisions of this Warrant as it relates to holders of Warrant Securities.

     (b) If the Company fails to perform any of its obligations hereunder, it shall be liable to the Holder for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney's fees and disbursements.

     (c) This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

     (d) If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

     (e) The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

     (f) Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant. Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.



                                    NETIVATION.COM, INC.
ATTEST:



By _____________________________    By ______________________________
   Gary Paquin                         Tony Paquin
   Chief Operating Officer,            President and Chief Executive
   Secretary and Treasurer             Officer




                                    WARRANT HOLDER


                                    _________________________________
                                    [Print Name]

                                   EXHIBIT A

                              NOTICE OF EXERCISE

(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)

  The undersigned Holder of a Warrant hereby

     (a) irrevocably elects to exercise the Warrant to the extent of purchasing _______________ Shares;

     (b) makes payment in full of the aggregate Exercise Price for those Shares in the amount of $__________ by the delivery of immediately available funds in the amount of $_________ ;

     (c) requests that certificates evidencing the securities underlying such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:


            __________________________________________

            __________________________________________

            __________________________________________

            (Name and address of person other than the
                                        -----
            undersigned in whose name Shares are to be registered)

     (d) requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated: _____________________  ____________________________________________
                              Signature
                              (This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

____________________________  ____________________________________________
Social Security Number        Printed Name
or Employer ID Number

                     Address: ____________________________________________

                              ____________________________________________

                                   EXHIBIT B

                                ASSIGNMENT FORM


FOR VALUE RECEIVED, the undersigned, _____________________ , hereby sells, assigns and transfers unto:

Name: ____________________________________________________
          (Please type or print in block letters)

Address: _________________________________________________

         _________________________________________________


the right to purchase _______ Shares of Netivation.com, Inc. (the "Company") pursuant to the terms and conditions of the Warrant held by the undersigned.
The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee. Except for the number of Shares purchasable, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant. To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints ____________________________ as the undersigned's attorney-in-fact to transfer the Warrants and the rights thereunder on the books of the Company with full power of substitution for these purposes.


Dated: _____________________  _______________________________________________
                              Signature
                              (This signature must conform in all respects
                               to the name of the Holder as specified on the face of the Warrant.)


                              _______________________________________________
                              Printed Name


                     Address: _______________________________________________

                              _______________________________________________

                                   EXHIBIT C

                        OPTION CONVERSION EXERCISE FORM



TO:  Netivation.com, Inc.


     Pursuant to Section 4.7 of the Warrant Agreement, the Holder hereby irrevocably elects to convert Warrants into ____________ Shares of the Company. A conversion calculation is attached hereto as Exhibit D.

     The undersigned requests that certificates for such Shares be issued as follows:


     Name: _____________________________________________________


     Address: __________________________________________________

              __________________________________________________


     Deliver to: _______________________________________________


and that a new Certificate for the balance remaining of the Warrants, if any, be registered in the name of, and delivered to, the undersigned at the address stated above.



     Signature _____________________  Dated ____________________

                                   EXHIBIT D

                        CALCULATION OF OPTION CONVERSION


Converted Securities          Net Value
                              ---------
                                 FMV


FMV                           $ ________________________



Net Value                     Aggregate FMV - Aggregate Exercise Price

                              $ ________________________


                              $ ________________________


Converted Shares


Fractional Converted Shares            (1)



(1) ____________ to pay for fractional Shares in cash @ $ _______ per Share.